CURRENT
-------
           [LOGO] Chase Manhattan Mortgage Corporation - Pool Summary

Owner     Dummy Deal  Description               Count  Original Balance  Current Balance  Average Original Bal
-----     ----------  -----------               -----  ----------------  ---------------  --------------------
millerma  8734        15 yr for Dec              1,435   783,726,057.00   783,726,057.00        546,150.56

Gross WAC  Gross Adjustments  WA Gross Rate  Sched. WAM  Actual WAM   WALTV    WALA
---------  -----------------  -------------  ----------  ----------   -----    ----
  5.833               .000          5.833     180.187     180.187    55.079    .000

                     STATE DISTRIBUTION                                               LOAN AMORTIZATION DISTRIBUTION         PAGE: 1
                     ------------------                                               ------------------------------
State               Count             Balance    Percent        Actual Months to Maturity            Count       Balance     Percent
-----               -----             -------    -------        -------------------------            -----       -------     -------
CA                    622      349,013,048.00      44.53           1-24  Months (1 Mo-2 Years)          1       350,000.00      .04
CT                     38       21,317,199.00       2.72          25-48  Months (2-4 Years)             0              .00      .00
FL                     79       42,539,852.00       5.43          49-72  Months (4-6 Years)             0              .00      .00
IL                     23       12,442,600.00       1.59          73-96  Months (6-8 Years)             0              .00      .00
NJ                     46       22,407,746.00       2.86         97-120 Months (8-10 Years)            19     8,054,580.00     1.03
NY                    212      121,142,207.00      15.46        121-144 Months (10-12 Years)            0              .00      .00
TX                     68       33,644,855.00       4.29        145-168 Months (12-14 Years)            0              .00      .00
Other                 347      181,218,550.00      23.12        169-192 Months (14-16 Years)         1407   771,473,177.00    98.44
--------------------------------------------------------        193-216 Months (16-18 Years)            0              .00      .00
TOTAL:               1435      783,726,057.00     100.00        217-240 Months (18-20 Years)            0              .00      .00
                                                                241-264 Months (20-22 Years)            0              .00      .00
                     DOC TYPE DISTRIBUTION                      265-288 Months (22-24 Years)            0              .00      .00
                     ---------------------                      289-312 Months (24-26 Years)            0              .00      .00
Doc Type            Count             Balance    Percent        313-336 Months (26-28 Years)            0              .00      .00
--------            -----             -------    -------        337+ Months (28+ Years)                 8     3,848,300.00      .02
FULL                 1389      759,064,507.00      96.85        -------------------------------------------------------------------
NIV                    46       24,661,550.00       3.15        TOTAL:                               1435   783,726,057.00   100.00
NO RATIO                0                 .00        .00
NINA                    0                 .00        .00                              LOAN 1st PAYMENT DISTRIBUTION
ALT                     0                 .00        .00                              -----------------------------
Other                   0                 .00        .00        1st Payment Date                    Count        Balance     Percent
--------------------------------------------------------        ----------------                    -----        -------     -------
TOTAL:               1435      783,726,057.00     100.00          0 Months Old                      1435   783,726,057.00       .00
                                                                  1 Month Old                          0              .00       .00
                     PROPERTY TYPE DISTRIBUTION                   2 Months Old                         0              .00       .00
                     --------------------------                   3 Months Old                         0              .00       .00
Property Type       Count             Balance    Percent          4 Months Old                         0              .00       .00
-------------       -----             -------    -------          5 Months Old                         0              .00       .00
Single Family        1240      677,306,001.00      86.42          6 Months Old                         0              .00       .00
Multi Family            9        5,796,000.00        .74          7 Months Old                         0              .00       .00
COOP                   36       17,866,665.00       2.28          8 Months Old                         0              .00       .00
PUD                    98       52,746,250.00       6.73          9 Months Old                         0              .00       .00
Condo -High Rise        5        2,865,000.00        .37         10 Months Old                         0              .00       .00
      -Low Rise        39       22,538,641.00       2.88         11 Months Old                         0              .00       .00
                      ----------------------------------         12 Months Old                         0              .00       .00
   Total Condo         44       25,403,641.00       3.24        1-2 Years (13-24 Months Old)           0              .00       .00
Condotels               0                 .00        .00        2-3 Years (25-36 Months Old)           0              .00       .00
Manufac. House          0                 .00        .00        3-4 Years (37-48 Months Old)           0              .00       .00
Other                   8        4,607,500.00        .59        4-6 Years (49-72 Months Old)           0              .00       .00
--------------------------------------------------------        6-8 Years (73-96 Months Old)           0              .00       .00
TOTAL:               1435      783,726,057.00     100.00        8-10 Years (97-120 Months Old)         0              .00       .00
                                                                10+ Years (121+ Months Old)            0              .00       .00
                                                                -------------------------------------------------------------------
                     OCCUPANCY DISTRIBUTION                     TOTAL:                              1435   783,726,057.00    100.00
                     ----------------------
Occupancy           Count             Balance    Percent
---------           -----             -------    -------
None                    1          350,000.00        .04
Primary              1378      752,657,069.00      96.04
Vacation               56       30,718,988.00       3.92
Investor                0                 .00        .00
Other                   0                 .00        .00
--------------------------------------------------------
TOTAL:               1435      783,726,057.00     100.00

                     PURPOSE DISTRIBUTION
                     --------------------
Purpose             Count             Balance    Percent
-------             -----             -------    -------
Cash Out Refi         279      148,746,376.00      18.98
Purchase               76       41,863,450.00       5.34
Rate Term Refi       1080      593,116,231.00      75.68
Other                   0                 .00        .00
--------------------------------------------------------
TOTAL:               1435      783,726,057.00     100.00

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

CURRENT
-------
           [LOGO] Chase Manhattan Mortgage Corporation - Pool Summary

Owner         Dummy Deal      Description              Count      Original Balance      Current Balance      Average Original Bal
-----         ----------      -----------              -----      ----------------      ---------------      --------------------
millerma      8734           15 yr for Dec             1,435        783,726,057.00        783,726,057.00                546,150.56


                           LTV DISTRIBUTION                                          ORIGINAL BALANCE DISTRIBUTION           PAGE: 2
                           ----------------                                          -----------------------------
LTV             Count              Balance        Percent                                  Count              Balance       Percent
---             -----              -------        -------                                  -----              -------       -------
0-50.00           542       314,491,306.00          40.13         0-50,000.00                  0                  .00           .00
50.01-60.00       250       137,580,468.00          17.55         50,000.01-100,000.00         0                  .00           .00
60.01-70.00       268       146,686,608.00          18.72         100,000.01-150,000.00        1           119,500.00           .02
70.01-75.00       158        81,853,103.00          10.44         150,000.01-200,000.00        0                  .00           .00
75.01-80.00       202        94,903,273.00          12.11         200,000.01-225,000.00        0                  .00           .00
80.01-85.00         8         4,339,500.00            .55         225,000.01-300,700.00        0                  .00           .00
85.01-90.00         5         2,669,799.00            .34         300,700.01-350,000.00      150        50,168,185.00          6.40
90.01-95.00         0                  .00            .00         350,000.01-400,000.00      243        91,867,011.00         11.72
95.01-100.00        1           640,000.00            .08         400,000.01-500,000.00      417       189,558,657.00         24.19
100.01+             1           562,000.00            .07         500,000.01-650,000.00      347       203,825,161.00         26.01
---------------------------------------------------------         650,000.01-1,000,000.00    267       233,053,243.00         29.74
TOTAL:           1435       783,726,057.00         100.00         1,000,000.01+               10        15,134,300.00          1.93
                                                                  -----------------------------------------------------------------
                                                                  TOTAL:                    1435       783,726,057.00        100.00

                                                    NOTE RATE DISTRIBUTION
                                                    ----------------------
Note    Gross    WA Gross                                    Note      Gross       WA Gross
----    -----    --------                                    ----      -----       --------
Rate    Adjmts       Rate   Cnt          Balance   Percent   Rate      Adjmts          Rate   Cnt          Balance       Percent
----    ------       ----   ---          -------   -------   ----      ------          ----   ---          -------       -------
<5.750   .0000     5.5774   250   127,659,592.00     16.29   9.375     .0000          .0000     0              .00           .00
 5.750   .0000     5.7500   515   286,384,920.00     36.54   9.500     .0000          .0000     0              .00           .00
 5.875   .0000     5.8750   324   178,250,324.00     22.74   9.625     .0000          .0000     0              .00           .00
 6.000   .0000     6.0000   213   118,258,210.00     15.09   9.750     .0000          .0000     0              .00           .00
 6.125   .0000     6.1250    67    38,008,850.00      4.85   9.875     .0000          .0000     0              .00           .00
 6.250   .0000     6.2500    39    20,828,300.00      2.66  10.000     .0000          .0000     0              .00           .00
 6.375   .0000     6.3750    15     7,117,788.00       .91  10.125     .0000          .0000     0              .00           .00
 6.500   .0000     6.5000     7     4,068,527.00       .52  10.250     .0000          .0000     0              .00           .00
 6.625   .0000     6.6250     3     2,096,000.00       .27  10.375     .0000          .0000     0              .00           .00
 6.750   .0000     6.7500     2     1,053,546.00       .13  10.500     .0000          .0000     0              .00           .00
 6.875   .0000     6.8750     0              .00       .00  10.625     .0000          .0000     0              .00           .00
 7.000   .0000      .0000     0              .00       .00  10.750     .0000          .0000     0              .00           .00
 7.125   .0000      .0000     0              .00       .00  10.875     .0000          .0000     0              .00           .00
 7.250   .0000      .0000     0              .00       .00  11.000     .0000          .0000     0              .00           .00
 7.375   .0000      .0000     0              .00       .00  11.125     .0000          .0000     0              .00           .00
 7.500   .0000      .0000     0              .00       .00  11.250     .0000          .0000     0              .00           .00
 7.625   .0000      .0000     0              .00       .00  11.375     .0000          .0000     0              .00           .00
 7.750   .0000      .0000     0              .00       .00  11.500     .0000          .0000     0              .00           .00
 7.875   .0000      .0000     0              .00       .00  11.625     .0000          .0000     0              .00           .00
 8.000   .0000      .0000     0              .00       .00  11.750     .0000          .0000     0              .00           .00
 8.125   .0000      .0000     0              .00       .00  11.875     .0000          .0000     0              .00           .00
 8.250   .0000      .0000     0              .00       .00  12.000     .0000          .0000     0              .00           .00
 8.375   .0000      .0000     0              .00       .00  12.125     .0000          .0000     0              .00           .00
 8.500   .0000      .0000     0              .00       .00  12.250     .0000          .0000     0              .00           .00
 8.625   .0000      .0000     0              .00       .00  12.375     .0000          .0000     0              .00           .00
 8.750   .0000      .0000     0              .00       .00  12.500     .0000          .0000     0              .00           .00
 8.875   .0000      .0000     0              .00       .00  12.625     .0000          .0000     0              .00           .00
 9.000   .0000      .0000     0              .00       .00  12.750     .0000          .0000     0              .00           .00
 9.125   .0000      .0000     0              .00       .00  12.875     .0000          .0000     0              .00           .00
 9.250   .0000      .0000     0              .00       .00 >12.875     .0000          .0000     0              .00           .00
                                                Other: WAC 0           .0000          .0000     0              .00           .00
                                                           ---------------------------------------------------------------------
                                                           TOTAL:                            1435   783,726,057.00        100.00

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

CURRENT
-------
           [LOGO] Chase Manhattan Mortgage Corporation - Pool Summary

Owner         Dummy Deal      Description               Count      Original Balance      Current Balance      Average Original Bal
-----         ----------      -----------               -----      ----------------      ---------------      --------------------
millerma      8734            15 yr for Dec             1,435       783,726,057.00       783,726,057.00                 546,150.56

                        FICO CREDIT SCORES                                          UNINSURED LOANS (NO MI) BY LTV           PAGE: 3
                        ------------------                                          ------------------------------
FICOScore         Count                Balance     Percent               LTV                 Count              Balance    Percent
---------         -----                -------     -------               ---                 -----              -------    -------
0-1/Unknown         721         389,446,210.00       46.69              <80.01                1420       775,514,758.00      98.95
2-500                 0                    .00         .00               80.01-85.00             8         4,339,500.00        .55
500.01-600            4           1,758,000.00         .22               85.01-90.00             5         2,669,799.00        .34
600.01-620            3           1,174,069.00         .15               90.01-95.00             0                  .00        .00
620.01-640           14           9,584,017.00        1.22               95.01-100.00            1           640,000.00        .08
640.01-660           26          14,321,265.00        1.83               100.01+                 1           562,000.00        .07
660.01-680           42          22,405,492.00        2.86              ----------------------------------------------------------
680.01-700           70          39,032,128.00        4.98              AGG UNINSURED         1435       783,726,057.00     100.00
700.01-720           88          48,448,021.00        6.18              AGG INSURED              0                  .00        .00
720.01-740           95          51,386,929.00        6.56              ----------------------------------------------------------
740.01-760          126          67,963,105.00        8.67              TOTAL                 1435       783,726,057.00     100.00
760.01-780          147          81,572,160.00       10.41
780.01-800           89          52,005,830.00        6.64                             INTL/DOMESTIC BORROWERS DISTRIBUTION
800.01-820           10           4,628,831.00         .59                             ------------------------------------
820+                  0                    .00         .00              Int'l/Domes         Count               Balance    Percent
----------         ----         --------------       -----              -----------         -----               -------    -------
TOTAL              1435         783,726,057.00      100.00              International           0                   .00        .00
Max Score: 811                   Min Score: 549                         Domestic             1435        783,726,057.00     100.00
Wtd Avg. Score (FICO>1): 735                                            ----------------------------------------------------------
                                                                        TOTAL                1435        783,726,057.00     100.00


                                                       FULL STATE DISTRIBUTION
                                                       -----------------------

State      Count               Balance       Percent                State       Count             Balance      Percent
-----      -----               -------       -------                -----       -----             -------      -------
AL             4          1,837,000.00           .23                NC             13        6,096,500.00          .78
AR             1            373,000.00           .05                ND              0                 .00          .00
AZ            11          6,981,298.00           .89                NE              1          459,000.00          .06
CA           622        349,013,048.00         44.53                NH              2          950,000.00          .12
CO            21         12,447,149.00          1.59                NJ             46       22,407,746.00         2.86
CT            38         21,317,199.00          2.72                NM              1          415,000.00          .05
DC             9          4,426,000.00           .56                NV              6        3,215,069.00          .41
DE             2          1,300,000.00           .17                NY            212      121,142,207.00        15.46
FL            79         42,539,852.00          5.43                OH              9        4,237,000.00          .54
GA            27         15,528,300.00          1.98                OK              5        2,578,000.00          .33
HI             1            449,975.00           .06                OR              7        3,988,688.00          .51
IA             2          1,098,000.00           .14                PA             41       21,284,050.00         2.72
ID             0                   .00           .00                RI              0                 .00          .00
IL            23         12,442,600.00          1.59                SC              8        4,013,000.00          .51
IN             3          1,411,900.00           .18                SD              0                 .00          .00
KS             6          2,288,500.00           .29                TN              7        3,107,000.00          .40
KY             4          2,069,500.00           .26                TX             68       33,644,855.00         4.29
LA             7          3,593,300.00           .46                UT              3        1,615,000.00          .21
MA            16         10,776,000.00          1.37                VA             25       11,832,321.00         1.51
MD            35         17,548,800.00          2.24                VT              1          600,000.00          .08
ME             3          1,733,600.00           .22                WA             20        8,867,950.00         1.13
MI            17          9,509,200.00          1.21                WI              0                 .00          .00
MN             5          1,866,500.00           .24                WV              1          405,000.00          .05
MO            17          9,291,950.00          1.19                WY              1          705,000.00          .09
MS             3          1,430,000.00           .18                UNKNOWN         2          890,000.00          .11
MT             0                   .00           .00                --------------------------------------------------
                                                                    TOTAL:       1435      783,726,057.00       100.00

THE INFORMATION CONTAINED HEREIN WILL BE SUPERSEDED BY THE DESCRIPTION OF THE MORTGAGE LOANS CONTAINED IN THE PROSPECTUS SUPPLEMENT. THE INFORMATION CONTAINED HEREIN SUPERSEDES THE INFORMATION IN ALL PRIOR COLLATERAL TERM SHEETS, IF ANY.

                        Collateral Stratification Report
                                 Chase (etrade)
                      (blank DEL_CODE); CURR_PORT in (5427)
================================================================================

--------------------------------------------------------------------------------
Pool Summary                     COUNT                   UPB               %
--------------------------------------------------------------------------------
Conforming                          25       $  5,113,334.30          11.33%
Non Conforming                      97         40,030,130.62           88.67
--------------------------------------------------------------------------------
Total:                             122       $ 45,143,464.92         100.00%
--------------------------------------------------------------------------------
Data as of Date: 2002-12-01
AVG UPB: $370,028.40
GROSS WAC: 7.2429%
NET WAC: 6.993%
% SF/PUD: 90.49%
% FULL/ALT: 100.00%
% CASHOUT: 16.12%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 73.48%
% FICO > 679: 71.33%
% NO FICO: 0.00%
WA FICO: 713
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 23.46%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Original Balance                 COUNT            UPB          %         WA LTV
--------------------------------------------------------------------------------
$50,000.01 - $100,000.00             4   $ 324,986.95      0.72%         77.62%
$100,000.01 - $150,000.00            6     686,362.86       1.52          71.10
$150,000.01 - $200,000.00            1     172,801.73       0.38          80.00
$200,000.01 - $250,000.00            1     231,979.06       0.51          67.61
$250,000.01 - $300,000.00           10   2,614,340.33       5.79          79.52
$300,000.01 - $350,000.00           38  11,802,168.43      26.14          75.67
$350,000.01 - $400,000.00           29  10,497,069.62      23.25          74.47
$400,000.01 - $450,000.00            7   2,949,750.50       6.53          79.79
$450,000.01 - $500,000.00            8   3,602,330.82       7.98          73.77
$500,000.01 - $550,000.00            5   2,555,356.33       5.66          67.17
$550,000.01 - $600,000.00            3   1,669,767.71       3.70          69.14
$600,000.01 - $650,000.00            2   1,188,302.49       2.63          80.00
$700,000.01 - $750,000.00            2   1,421,660.58       3.15          69.79
$750,000.01 - $800,000.00            1     770,846.38       1.71          69.57
$850,000.01 - $900,000.00            1     804,780.38       1.78          66.15
$900,000.01 - $950,000.00            1     879,867.22       1.95          65.00
$950,000.01 - $1,000,000.00          2   1,900,737.37       4.21          57.58
$1,000,000.01>=                      1   1,070,356.16       2.37          69.97
--------------------------------------------------------------------------------
Total:                             122 $45,143,464.92    100.00%         73.48%
--------------------------------------------------------------------------------
Minimum: $74,100.00
Maximum: $1,102,000.00
Average: $388,612.46
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Dec 13, 2002 16:12                    Page 1 of 6

                        Collateral Stratification Report
                                 Chase (etrade)
                      (blank DEL_CODE); CURR_PORT in (5427)
================================================================================

--------------------------------------------------------------------------------
Unpaid Balance                            COUNT                 UPB         %
--------------------------------------------------------------------------------
$1.01 - $250,000.00                          16      $ 2,301,230.25     5.10%
$250,000.01 - $300,000.00                    20        5,659,584.83     12.54
$300,000.01 - $350,000.00                    31       10,118,328.90     22.41
$350,000.01 - $400,000.00                    23        8,617,801.09     19.09
$400,000.01 - $450,000.00                    10        4,289,129.94      9.50
$450,000.01 - $500,000.00                     5        2,342,102.02      5.19
$500,000.01 - $550,000.00                     5        2,650,074.80      5.87
$550,000.01 - $600,000.00                     4        2,316,965.00      5.13
$650,000.01 - $700,000.00                     1          695,837.57      1.54
$700,000.01 - $750,000.00                     1          725,823.01      1.61
$750,000.01 - $800,000.00                     1          770,846.38      1.71
$800,000.01 - $850,000.00                     1          804,780.38      1.78
$850,000.01 - $900,000.00                     1          879,867.22      1.95
$900,000.01 - $950,000.00                     1          943,570.28      2.09
$950,000.01 - $1,000,000.00                   1          957,167.09      2.12
$1,000,000.01 >=                              1        1,070,356.16      2.37
--------------------------------------------------------------------------------
Total:                                      122     $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: $72,091.48
Maximum: $1,070,356.16
Average: $370,028.40
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Gross Rate                               COUNT                  UPB         %
--------------------------------------------------------------------------------
6.376% - 6.500%                              2      $    703,281.12     1.56%
6.626% - 6.750%                              8         2,961,269.70      6.56
6.751% - 6.875%                             10         3,850,911.91      8.53
6.876% - 7.000%                             14         5,022,295.06     11.13
7.001% - 7.125%                             13         4,946,116.29     10.96
7.126% - 7.250%                             23         9,901,567.23     21.93
7.251% - 7.375%                             22         8,147,150.84     18.05
7.376% - 7.500%                             14         4,433,784.45      9.82
7.501% - 7.625%                              5         1,327,511.51      2.94
7.626% - 7.750%                              5         1,045,405.05      2.32
7.751% - 7.875%                              3         2,333,534.51      5.17
7.876% - 8.000%                              1           319,738.43      0.71
8.001% - 8.125%                              1            78,807.34      0.17
8.376% - 8.500%                              1            72,091.48      0.16
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 6.500%
Maximum: 8.500%
Weighted Average: 7.243%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Net Rate                                 COUNT                  UPB         %
--------------------------------------------------------------------------------
6.001% - 6.250%                              2      $    703,281.12     1.56%
6.251% - 6.500%                              8         2,961,269.70      6.56
6.501% - 6.750%                             24         8,873,206.97     19.66
6.751% - 7.000%                             36        14,847,683.52     32.89
7.001% - 7.250%                             36        12,580,935.29     27.87
7.251% - 7.500%                             10         2,372,916.56      5.26
7.501% - 7.750%                              4         2,653,272.94      5.88
7.751% - 8.000%                              1            78,807.34      0.17
8.001% - 8.250%                              1            72,091.48      0.16
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 6.250%
Maximum: 8.250%
Weighted Average: 6.993%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Dec 13, 2002 16:12                    Page 2 of 6

                        Collateral Stratification Report
                                 Chase (etrade)
                      (blank DEL_CODE); CURR_PORT in (5427)
================================================================================

--------------------------------------------------------------------------------
Original Term to Maturity                COUNT                  UPB         %
--------------------------------------------------------------------------------
181 - 240                                    2      $    559,691.68     1.24%
360 - 360                                  120        44,583,773.24     98.76
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 240
Maximum: 360
Weighted Average: 359
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Remaining Term to Stated Maturity        COUNT                  UPB         %
--------------------------------------------------------------------------------
181 - 240                                    2      $    559,691.68     1.24%
301 - 359                                  120        44,583,773.24     98.76
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 197
Maximum: 320
Weighted Average: 318
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Seasoning                                COUNT                  UPB         %
--------------------------------------------------------------------------------
37 - 48                                    122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 40
Maximum: 44
Weighted Average: 41
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
FICO Scores                              COUNT                  UPB         %
--------------------------------------------------------------------------------
620 - 629                                    2      $    647,666.42     1.43%
630 - 639                                    7         2,778,952.59      6.16
640 - 649                                    6         2,703,533.47      5.99
650 - 659                                    6         1,968,007.38      4.36
660 - 669                                   10         3,244,423.18      7.19
670 - 679                                    5         1,599,109.70      3.54
680 - 689                                    8         2,198,221.06      4.87
690 - 699                                    6         3,406,352.81      7.55
700 - 709                                    7         2,286,556.39      5.07
710 - 719                                   10         4,487,782.08      9.94
720 - 729                                    6         1,964,694.42      4.35
730 - 739                                    5         2,009,036.40      4.45
740 - 749                                   12         4,114,358.10      9.11
750 - 759                                    6         2,364,666.84      5.24
760 - 769                                   11         3,353,693.53      7.43
770 - 779                                    2           873,304.41      1.93
780 - 789                                    8         3,308,112.17      7.33
790 - 799                                    4         1,366,471.00      3.03
800 - 809                                    1           468,522.97      1.04
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 626
Maximum: 801
Weighted Average: 713
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Dec 13, 2002 16:12                    Page 3 of 6

                        Collateral Stratification Report
                                 Chase (etrade)
                      (blank DEL_CODE); CURR_PORT in (5427)
================================================================================

--------------------------------------------------------------------------------
Loan To Value Ratio                      COUNT                  UPB         %
--------------------------------------------------------------------------------
25.01% - 30.00%                              3      $    830,089.53     1.84%
35.01% - 40.00%                              2         1,000,769.18      2.22
40.01% - 45.00%                              1           957,167.09      2.12
45.01% - 50.00%                              1           567,432.61      1.26
50.01% - 55.00%                              3           952,623.32      2.11
55.01% - 60.00%                              2           958,358.28      2.12
60.01% - 65.00%                              5         2,433,604.53      5.39
65.01% - 70.00%                             11         4,975,109.12     11.02
70.01% - 75.00%                             16         5,375,113.84     11.91
75.01% - 80.00%                             66        23,779,572.60     52.68
80.01% - 85.00%                              1           448,290.51      0.99
85.01% - 90.00%                              8         2,377,597.30      5.27
90.01% - 95.00%                              3           487,737.01      1.08
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 26.36%
Maximum: 95.00%
Weighted Average: 73.48%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Comb Loan To Value Ratio                 COUNT                  UPB         %
--------------------------------------------------------------------------------
<= 0.00%                                   122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 0.00%
Weighted Average: 0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
DTI                                      COUNT                  UPB         %
--------------------------------------------------------------------------------
<= 0.000%                                  102      $ 39,534,430.25    87.58%
1.001% - 6.000%                              1           725,823.01      1.61
16.001% - 21.000%                            1           105,573.39      0.23
26.001% - 31.000%                            2           150,898.82      0.33
31.001% - 36.000%                            7         1,174,000.52      2.60
36.001% - 41.000%                            4         1,426,018.24      3.16
41.001% - 46.000%                            4         1,750,766.64      3.88
46.001% - 51.000%                            1           275,954.05      0.61
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Minimum: 0.00%
Maximum: 49.00%
Weighted Average: 35.21%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Dec 13, 2002 16:12                    Page 4 of 6

                        Collateral Stratification Report
                                 Chase (etrade)
                      (blank DEL_CODE); CURR_PORT in (5427)
================================================================================

--------------------------------------------------------------------------------
Geographic Concentration                 COUNT                  UPB         %
--------------------------------------------------------------------------------
California                                  24      $ 10,592,757.33    23.46%
New York                                    20         7,814,917.66     17.31
Georgia                                     10         3,596,454.51      7.97
Florida                                      9         3,352,347.96      7.43
Washington                                   8         2,634,595.64      5.84
Texas                                        7         2,563,563.10      5.68
Virginia                                     7         2,411,711.61      5.34
New Jersey                                   6         2,087,784.32      4.62
Maryland                                     4         1,402,997.83      3.11
North Carolina                               2           873,677.73      1.94
Michigan                                     1           804,780.38      1.78
Pennsylvania                                 2           762,436.06      1.69
Delaware                                     2           703,329.39      1.56
Illinois                                     2           618,088.99      1.37
Connecticut                                  1           596,065.47      1.32
Oregon                                       2           552,813.88      1.22
Nevada                                       2           486,412.42      1.08
Massachusetts                                1           468,751.96      1.04
South Carolina                               2           424,807.72      0.94
Tennessee                                    1           420,475.82      0.93
Montana                                      1           388,243.23      0.86
Colorado                                     1           331,069.78      0.73
Arizona                                      1           295,301.78      0.65
Missouri                                     1           287,826.98      0.64
Idaho                                        1           259,400.87      0.57
Mississippi                                  1           129,357.28      0.29
Kentucky                                     1           101,131.49      0.22
Ohio                                         1            97,237.99      0.22
Vermont                                      1            85,125.74      0.19
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
North-South CA                           COUNT                  UPB         %
--------------------------------------------------------------------------------
North CA                                     7      $  2,240,175.22     4.96%
South CA                                    17         8,352,582.11     18.50
States Not CA                               98        34,550,707.59     76.54
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Zip Code Concentration                   COUNT                  UPB         %
--------------------------------------------------------------------------------
11030                                        1      $  1,070,356.16     2.37%
92067                                        1           957,167.09      2.12
91302                                        1           943,570.28      2.09
90274                                        1           879,867.22      1.95
48323                                        1           804,780.38      1.78
Other                                      117        40,487,723.79     89.69
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Loan Purpose                             COUNT                  UPB         %
--------------------------------------------------------------------------------
Purchase                                    76      $ 29,913,068.90    66.26%
Rate/Term Refi                              25         7,951,675.51     17.61
Cash Out Refi                               21         7,278,720.51     16.12
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Document Type                            COUNT                  UPB         %
--------------------------------------------------------------------------------
Full                                       106      $ 40,377,783.25    89.44%
Alt                                         16         4,765,681.67     10.56
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Dec 13, 2002 16:12                    Page 5 of 6

                        Collateral Stratification Report
                                 Chase (etrade)
                      (blank DEL_CODE); CURR_PORT in (5427)
================================================================================

--------------------------------------------------------------------------------
Property Type                            COUNT                  UPB         %
--------------------------------------------------------------------------------
Single Family Detached                      72      $ 25,489,012.63    56.46%
PUD                                         39        15,362,844.73     34.03
Coop                                         6         2,410,321.26      5.34
3-Family                                     3         1,082,863.37      2.40
Two to Four Family                           1           426,209.24      0.94
Low-rise Condo                               1           372,213.69      0.82
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Occupancy                                COUNT                  UPB         %
--------------------------------------------------------------------------------
Primary                                    116      $ 42,929,683.67    95.10%
Secondary                                    6         2,213,781.25      4.90
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Prepayment Penalty                       COUNT                  UPB         %
--------------------------------------------------------------------------------
N                                          122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
wa TERM: 0.000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Balloon Flag                             COUNT                  UPB         %
--------------------------------------------------------------------------------
No                                         122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Mortgage Ins.                            COUNT                  UPB         %
--------------------------------------------------------------------------------
Amerin - Borrower Paid                       1      $    346,000.38     0.77%
Commonwealth (CMAC)                          2           563,804.64      1.25
Curr LTV < 80%                             110        41,829,840.10     92.66
GEMIC                                        1           372,978.22      0.83
MTG Guaranty                                 1           259,199.30      0.57
PMI Mortgage Insurance                       4         1,309,599.42      2.90
Republic Mortgage                            2           218,658.86      0.48
United Guaranty                              1           243,384.00      0.54
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
% LTV > 80 NO MI: 0.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
Relocation Flag                          COUNT                  UPB         %
--------------------------------------------------------------------------------
                                           122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------
Total:                                     122      $ 45,143,464.92   100.00%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The information herein has been provided solely by UBS Warburg LLC.. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Warburg LLC.
================================================================================
C:\OWNED_TC.cas                Dec 13, 2002 16:12                    Page 6 of 6